UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2009

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders of Agilent Technologies, Inc. (the “Company”) held on March 11, 2009, the Company’s stockholders approved the 2009 Stock Plan (the “2009 Plan”) to replace the Company’s 1999 Stock Plan and 1999 Non-Employee Director Stock Plan for awards of stock-based incentive compensation to our employees (including officers), directors and consultants.  The Company’s Board of Directors adopted the 2009 Plan on November 19, 2008, subject to stockholder approval.  The 2009 Plan, which is administered by the Compensation Committee of the Company’s Board of Directors, permits the Company to grant awards in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares and performance units with performance-based conditions to vesting or exercisability, and cash awards.  Subject to adjustment in the event of changes in capitalization, the maximum number of shares of Company common stock that may be issued under the 2009 Plan is 25,000,000, plus any shares subject to awards previously granted under the Company’s 1999 Stock Plan for which such awards are forfeited, expire or become unexercisable without having been exercised in full.  Shares issued under options or SARs will be counted against this limit as one share for every share issued.  Shares issued under awards other than options or SARs will be counted against this limit as two shares for every one share issued.  The 2009 Plan has a term of ten years.

For a more detailed description of the 2009 Stock Plan, see Proposal 3 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on January 27, 2009 (the “Proxy Statement”).  The foregoing description of the 2009 Stock Plan is qualified in its entirety by the full text of the 2009 Stock Plan, which was included as Appendix A to the Company’s Proxy Statement and incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1

Agilent Technologies, Inc. 2009 Stock Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 27, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Marie Oh Huber
	Name:	Marie Oh Huber
	Title:	Vice President, Deputy General Counsel and
Assistant Secretary

Date: March 13, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1

Agilent Technologies, Inc. 2009 Stock Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 27, 2009).